UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  July 22, 2010

INDEPENDENT BANK CORPORATION

(Exact name of registrant as

specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-7818 (Commission File Number)	38-2032782 (IRS Employer Identification No.)

230 West Main Street Ionia, Michigan (Address of principal executive office)	48846 (Zip Code)

Registrant's telephone number,

including area code:

(616) 527-5820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

On July 22, 2010, Independent Bank Corporation (the "Company") entered into an Amendment to Technology Outsourcing Renewal Agreement (the "Amendment"), made effective as of July 8, 2010, with Metavante Corporation ("Metavante").  The Amendment amends the Technology Outsourcing Renewal Agreement between the Company and Metavante dated April 1, 2006 (the "Agreement"), pursuant to which Metavante provides core data processing services to the Company and its subsidiary bank and other affiliates.

The Amendment extends the term of the Agreement from April 30, 2012, to April 30, 2015, and modifies certain fee arrangements in the Agreement.

Metavante has provided core data processing services to the Company for over 20 years.

 Item 9.01.   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit

10.1	Amendment to Technology Outsourcing Renewal Agreement, dated July 22, 2010, by and between Independent Bank Corporation and Metavante Corporation.

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INDEPENDENT BANK CORPORATION
(Registrant)

Date: July 27, 2010	/s/ Robert N. Shuster
By: Robert N. Shuster
Its: Executive Vice President and Chief Financial Officer